Exhibit 99.1

M-tron Industries, Inc. Reports Preliminary Fourth Quarter and Full Fiscal Year 2024 Results

ORLANDO, Florida (February 26, 2025) — M-tron Industries, Inc. (NYSE American: MPTI) ("Mtron" or the "Company"), a designer and manufacturer of highly-engineered electronic components used to control the frequency or timing of signals in electronic circuits, announced preliminary financial results for the fourth quarter and full fiscal year ended December 31, 2024, which exceeded its prior guidance.

Preliminary Financial Results

Fourth Quarter 2024

Preliminary Revenues are expected to be in the range of $12,700,000 to $13,000,000 for the fourth quarter of 2024 compared with $10,773,000 for the fourth quarter of 2023, a year-on-year increase of between 17.9% and 20.7%.

Preliminary Gross margin is expected to be in the range of 46.7% to 47.7% for the fourth quarter of 2024 compared with 43.6% for the fourth quarter of 2023.

Fiscal Year 2024

Preliminary Revenues are expected to be in the range of $48,907,000 to $49,207,000 in 2024 compared with $41,168,000 in 2023. This represents an annual increase of between 18.8% and 19.5%. This will mark three consecutive years of close to 20% growth per annum.

Preliminary Gross margin is expected to be in the range of 46.0% to 46.3% in 2024 compared with 40.7% in 2023. Over the past three years, the Company's gross margin has increased over 1,000 basis points.

"These results reflect the strength of our strategy, the dedication of our team, and the trust of our customers," said Cameron Pforr, Mtron Interim Chief Executive Officer and Chief Financial Officer. "During fiscal year 2024, we raised our guidance twice and we are proud of our strong performance, which exceeded the last round of guidance. We remain focused on driving sustainable growth and delivering value for our shareholders."

Modification to Upcoming Rights Offering

On February 20, 2025, the Company announced its proposal to issue subscription rights as a means of distributing value to shareholders of record. After stakeholder engagement post announcement, we will review proposed modifications of this offering during tomorrow’s call which will include extending the record and expiration dates and certain terms.

Investor Call

The Company will host an investor call at 10:00 a.m. Eastern Time on Thursday February 27, 2025, to review the Company's preliminary results, preview the strategic landscape, answer questions, and provide insights on the Company's direction forward.

In addition, the Company will present several important new value building strategic initiatives including:

•	Strength in organic business lines driven by continued investment in new products;
•	Distribution of value to shareholders;
•	Plans for mergers and acquisitions;
•	Launch of a Connectivity Partnership to further Mtron's "Made in USA" defense specialization; and
•	Leadership transition.

To participate, please use the following information:

Toll Free Dial-in Number:	(800) 715-9871
Toll Dial-in Number:	+1 (646) 307-1963
Conference ID:	4893975
Webcast Link:	https://events.q4inc.com/attendee/980967117

An archive will be available after the call on the Investor Relations section of Mtron’s website at ir.mtronpti.com.

About Mtron

M-tron Industries, Inc. (NYSE American: MPTI) was originally founded in 1965 and designs, manufactures and markets highly engineered, high reliability frequency and spectrum control products and solutions. As an engineering-centric company, Mtron provides close support to its customers throughout our products’ entire life cycle, including product design, prototyping, production and subsequent product upgrades. Mtron has design and manufacturing facilities in Orlando, Florida and Yankton, South Dakota, a sales office in Hong Kong, and a manufacturing facility in Noida, India. For more information, visit www.mtronpti.com.

Preliminary Financial Data

The preliminary estimated financial results for the three months and year ended December 31, 2024 included in this release, which are the responsibility of management, were prepared by the Company's management in connection with the preparation of the Company's financial statements and are based upon preliminary operating results, preliminary corporate level expenses, and a number of subjective judgments and assumptions. Additional items that may require adjustments to the Company's preliminary estimated financial results may be identified and could result in material changes to the Company's preliminary estimated financial results. The Company has provided ranges, rather than specific amounts, for the preliminary estimated financial results described above, primarily because the Company's closing procedures for the three months ended December 31, 2024 are not yet complete and, as a result, the Company's final financial results upon completion of the closing procedures may vary from the preliminary estimates set forth above. The Company's independent registered public accounting firm, PKF O'Connor Davies, LLP, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary estimated financial results, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, such preliminary financial results. Further, these preliminary estimated financial results are not a comprehensive statement or estimate of the Company's financial condition or operating results for the three months and year ended December 31, 2024. These preliminary estimated financial results should not be viewed as a substitute for complete quarterly financial statements prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP") or as a measure of the Company's performance. In addition, the preliminary estimated financial information is not necessarily indicative of the results to be achieved for any future period. Accordingly, investors are cautioned not to place undue reliance on this preliminary estimated financial information. See the information below under "Cautionary Note Concerning Forward Looking Statements" and "Risk Factors" and "Management's Discussion of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Cautionary Note Concerning Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the uncertain financial impact of COVID-19 and the Company’s financial condition, results of operations, business strategy and financial needs. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words "believe," "expect," "anticipate," "should," “plan," "will," "may," "could," "intend," "estimate," "predict," "potential," "continue" or the negative of these terms and similar expressions, as they relate to Mtron, are intended to identify forward-looking statements.

These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the Company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by Mtron with the Securities and Exchange Commission, including those risks set forth under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K as filed with the SEC on March 25, 2024. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

These forward-looking statements speak only as of the date of this press release. Mtron undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

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Contact:

M-tron Industries, Inc. Investor Relations

Cameron Pforr

Interim Chief Executive Officer and Chief Financial Officer

ir@mtronpti.com

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